Exhibit 99.1
Saga Communications, Inc.
Reports 1st Quarter 2009 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – May 7, 2009 – Saga Communications, Inc. (NYSE Amex-SGA) today reported net operating revenue for the quarter ended March 31, 2009 decreased 17.2% to $26.1 million. Station operating expense (station operating expense includes depreciation and amortization attributable to the stations) decreased 5.8% to $23.9 million for the same period. Free cash flow decreased to $939 thousand for the quarter and the net loss for the quarter was $362 thousand ($.09 per fully diluted share). On a same station basis for the year, net operating revenue decreased 17.7% to $25.9 million and station operating expense decreased 6.4% to $23.8 million.
Gross political revenue was $38 thousand for the quarter ended March 31, 2009 compared to $651 thousand for the same period last year.
Capital expenditures in the first quarter of 2009 were $1.1 million compared to $2.1 million for the first quarter of 2008. For the 2008 fiscal year, total capital expenditures were $7.1 million. The Company currently expects to spend approximately $3.5 million for capital expenditures during 2009.
All share and per share information has been adjusted for the Company’s January 28, 2009 1-for-4 reverse stock split.
Saga’s first quarter 2009 results conference call will be on Thursday, May 7, 2009 at 2:00PM EDT. The dial in number for domestic calls is 800/762-6568. For international callers the number is 480/248-5088. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 996702. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 PM EDT on May 7, 2009 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.
The attached Selected Supplemental Financial Data table discloses “as reported” and “same station” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three Months Ended
March 31, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008
Operating Results
Net operating revenue	$26,124	$31,532
Station operating expense	23,940	25,421
Corporate general and administrative	2,067	2,552

Operating income	117	3,559
Interest expense	773	1,995
Other expense (income), net	(4)	20

Income (loss) before income tax	(652)	1,544
Income tax expense (benefit)	(290)	634

Net income (loss)	$(362)	$910

Earnings (loss) per share
Basic	$(0.09)	$0.18

Diluted	$(0.09)	$0.18

Weighted average common shares	4,161	5,020
Weighted average common shares and common shares equivalents	4,161	5,022

Free Cash Flow
Net income (loss)	$(362)	$910
Plus: Depreciation and amortization:
Station	2,197	1,957
Corporate	61	53
Deferred tax provision (benefit)	(215)	402
Non-cash compensation	327	366
Other expense (income), net	(4)	20
Less: Capital expenditures	(1,065)	(2,046)

Free cash flow	$939	$1,662

Balance Sheet Data
Working capital	$16,304	$18,838
Net fixed assets	72,210	76,358
Net intangible assets and other assets	113,915	228,981
Total assets	216,847	338,455
Long term debt (including current portion of $2,350 and $1,061, respectively)	133,411	134,411
Stockholders’ equity	65,233	149,168

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
March 31, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2009	2008	2009	2008
Consolidated
Net operating revenue	$26,124	$31,532	$25,940	$31,532
Station operating expense	23,940	25,421	23,795	25,421
Corporate general and administrative	2,067	2,552	2,067	2,552

Operating income	117	3,559	$78	$3,559
Interest expense	773	1,995
Other expense (income), net	(4)	20
Income tax expense (benefit)	(290)	634

Net income (loss)	$(362)	$910

Earnings (loss) per share:
Basic	$(0.09)	$0.18

Diluted	$(0.09)	$0.18

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2009	2008	2009	2008
Radio Segment
Net operating revenue	$22,697	$27,381	$22,513	$27,381
Station operating expense	20,317	21,913	20,172	21,913

Operating income	$2,380	$5,468	$2,341	$5,468

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2009	2008	2009	2008
Television Segment
Net operating revenue	$3,427	$4,151	$3,427	$4,151
Station operating expense	3,623	3,508	3,623	3,508

Operating income (loss)	$(196)	$643	$(196)	$643

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2009	2008	2009	2008
Depreciation and amortization by segment
Radio Segment	$1,531	$1,562	$1,525	$1,562
Television Segment	666	395	666	395
Corporate and Other	61	53	61	53

	$2,258	$2,010	$2,252	$2,010

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
March 31, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income (Loss)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2009	Period	2009	2008	Period	2008
Consolidated
Net operating revenue	$26,124	$(184)	$25,940	$31,532	—	$31,532
Station operating expense	23,940	(145)	23,795	25,421	—	25,421
Corporate general and administrative	2,067	—	2,067	2,552	—	2,552

Operating income	$117	$(39)	$78	$3,559	—	$3,559

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2009	Period	2009	2008	Period	2008
Radio Segment
Net operating revenue	$22,697	$(184)	$22,513	$27,381	—	$27,381
Station operating expense	20,317	(145)	20,172	21,913	—	21,913

Operating income	$2,380	$(39)	$2,341	$5,468	—	$5,468

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2009	Period	2009	2008	Period	2008
Television Segment
Net operating revenue	$3,427	—	$3,427	$4,151	—	$4,151
Station operating expense	3,623	—	3,623	3,508	—	3,508

Operating income (loss)	$(196)	—	$(196)	$643	—	$643